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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 24, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
                                                 ------


           Delaware                                          36-3329400
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

125 South Franklin Street, Chicago, Illinois                  60606-4678
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (312) 606-4000
                                                    ----------------------------


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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2003, USG Corporation issued a press release containing earnings information for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 USG CORPORATION
                                                 Registrant


Date:  October 24, 2003                     By:  /s/ Richard H. Fleming
                                                 ------------------------------
                                                 Richard H. Fleming,
                                                 Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.    Exhibit
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99.1           USG Corporation press release dated October 24, 2003.